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                                           EMPLOYMENT AND NON-COMPETE AGREEMENT
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                      EMPLOYMENT AND NON-COMPETE AGREEMENT
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This Employment and Non-Compete Agreement ("Agreement") is made this 24th day of March, 1997 by and between Pizarro Re-Marketing, Inc., a Texas corporation, with its principal office located at 17806 Davenport Road, Suite 106, Dallas, TX 75252 (the "Employer") and Donna W. Pizarro (the "Employee").

      WHEREAS, Employer is in the business of buying and selling used IBM mainframe disk and tape subsystems, IBM mid-range disk systems and HDS and Amdahl mainframe disk systems to wholesale and retail markets; and

      WHEREAS, Employer desires to retain the services of the Employee; and

      WHEREAS, Employee is willing to be employed by the Employer.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

      1.   CAPACITY.  Employee shall serve the Employer as its President.
           --------

      2.   BEST EFFORTS OF EMPLOYEE.  During her employment hereunder,
           ------------------------
the Employee shall, subject to the direction and supervision of the Chairman of the Board and Board of Directors, devote her full business time, best efforts, business judgment, skill and knowledge to the advancement of the Employer's interests and to the discharge of her duties and responsibilities hereunder. Such duties shall be provided at Dallas, Texas and other such places as the needs, business or opportunities of the Employer may require from time to time. She shall not engage in any other business activity, except as may be approved by the Board of Directors; provided, however, that nothing herein shall be construed as preventing the Employee from:

            a. investing her assets in a manner which shall not require any material services on her part in the operations or affairs of the companies or other entities in which such investments are made;

            b. serving on the Board of Directors of any company, provided she receives the approval in writing from the Chief Executive Officer and Board of Directors, and further provided that she shall not be required to render any material services with respect to the operations or affairs of any such company; or

            c. engaging in religious, charitable or other community or non-profit activities which does not impair her ability to fulfill her duties and responsibilities under this Agreement.

      3.   COMPENSATION OF EMPLOYEE.  As compensation for the services
           ------------------------
provided by Employee under this Paragraph, Employer will pay Employee an annual salary of one hundred ten thousand dollars ($110,000.00) in accordance with the Employer's usual payroll procedures. Employee shall receive a ten percent (10%) increase in her base compensation upon the first anniversary of this Agreement, thereby setting her annual compensation at one hundred twenty-one thousand dollars ($121,000.00) for the remainder of the Agreement. Separate incentive and stock option plans will be developed by the Employer, together with key management, and that these plans will reflect company goals and performance objectives.

           The Employee shall also be entitled to participate in any and all employee benefit plans, medical insurance plans, life insurance plans, disability income plans and other benefit plans, from time to time, in effect for executives of the Employer. Such participation shall be


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                                           EMPLOYMENT AND NON-COMPETE AGREEMENT
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subject to the terms of the applicable plan documents, generally applicable
Corporation policies and the discretion of the Board of Directors or any administrative or other committee provided for in, or contemplated by, such plan. In addition, the Employee shall be entitled to receive benefits which are the same or substantially similar to those which are currently being provided to the other Executives by the Employer.

      4.   TERMINATION OF EMPLOYMENT.  Upon termination of the Agreement,
           -------------------------
payments under this Agreement shall cease; provided, however, that the Employee shall be entitled to payments for periods or partial periods that occurred prior to the date of termination and for which the Employee has not yet been paid.

      5.   REIMBURSEMENT FOR EXPENSES.  In accordance with the Employer's
           --------------------------
policy, the Employee will be reimbursed for all "out-of-pocket" and other direct business expenses (exclusive of commuting costs), upon presentation of appropriate receipts and documentation.

      6.   CONFIDENTIALITY.  Employee recognizes that the Employer has
           ---------------
and will have inventions, business affairs, products, future plans, trade secrets, customer lists and other vital information (collectively "Confidential Information") which are valuable, special and unique assets of the Employer. The Employee agrees that she will not at any time or in any manner, either directly or indirectly, divulge, disclose or communicate in any manner any Confidential Information to any third party without the prior written consent of the Employer. The Employee will protect the Confidential Information and treat it as strictly confidential.

           In the event of a breach, or threatened breach, by Employee of her obligations under this Paragraph, the Employee hereby acknowledges and stipulates that the Employer shall not have an adequate remedy at law, shall suffer irreparable harm and, therefore, it is mutually agreed and stipulated by the parties hereto that, in addition to any other remedies at law or in equity which Employer may have, the Employer shall be entitled to obtain in a court of law and/or equity (i) a temporary and/or permanent injunction from disclosing in whole or in part such Confidential Information or (ii) from providing any services to any party to whom such Confidential Information has been disclosed, or may be disclosed. Employer shall not be prohibited by this Paragraph from pursuing other remedies, including a claim for losses and damages.

      7.   VACATION.  The Employee shall be entitled to two (2) weeks of
           --------
paid vacation. Such vacation shall be taken at a time mutually convenient to Employer and Employee. Unused vacation may be accumulated, if not used within the year it is earned, up to a maximum of four (4) weeks.

      8.   SICK DAYS/PERSONAL BUSINESS.  The Employee shall be entitled
           ---------------------------
to five (5) paid sick or personal days off due to illness or personal business each year of employment beginning on the first day of the Employee's employment.

      9.   HOLIDAYS.  The Employee shall be entitled to the standard
           --------
company holidays.

      10.  TERM.  This Employment Agreement shall have an initial term of
           ----
three (3) years, beginning at the commencement date so indicated at the end of this Agreement.

      11.  TERMINATION.  Notwithstanding the provisions of Paragraph 10,
           -----------
the Employee's employment hereunder shall terminate under the following circumstances:

           a.     Death or Permanent Disability.  In the event of the
                  -----------------------------
Employee's death during the Employee's employment hereunder, the Employee's employment shall terminate on the date of her death or Permanent Disability (as defined below).


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                                           EMPLOYMENT AND NON-COMPETE AGREEMENT
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                  Permanent Disability.  For the purposes of this Agreement,
                  --------------------
the term "permanent disability" shall mean the Employee's inability to perform her duties as prescribed in this Agreement, which, following a written request by either the Employer or the Employee, shall be determined by agreement between the parties and, if they cannot agree, by a panel of three (3) physicians, one of whom will be selected by the Employer, one by the Employee and the third by the first two so selected. Said panel shall also fix the date of the occurrence of the permanent disability. Said panel's determination shall be conclusive. Notwithstanding anything to the contrary set forth herein, the Employee shall be presumed to be permanently disabled as of the date she is receiving payments for permanent disability under any disability insurance policies or under the Social Security Act.

           b.     Temporary Disability.  If, due to physical or mental
                  --------------------
illness, disability or injury, the Employee shall be disabled so as to be unable to perform substantially all of her duties and responsibilities hereunder, the Board of Directors may designate another person to act in her place during the period of such disability. Notwithstanding any such designation, the Employee shall continue to receive her full salary and benefits under Paragraph 3 of this Agreement until she becomes eligible for disability income under the Employer disability income plan. In the absence of a disability income plan at the time of such disability, the Employer shall pay the Employee benefits equal to those the Employee would have received if the Employer's current disability income plan were in effect at such time; provided however, that the Employer's obligations hereunder shall cease twelve (12) months from the onset of such disability.

           c.     Termination by the Employer for Cause.  The Employee's
                  -------------------------------------
employment hereunder may be terminated for cause, without further liability on the part of the Employer, by a majority vote of all of the members of the Board of Directors. Termination for cause includes, but is not limited to:

                  (i) Deliberate dishonesty of the Employee with respect to the Employer.

                  (ii) Conviction of the Employee of a crime involving moral turpitude.

                  (iii) Gross and willful failure to perform a substantial portion of her duties and responsibilities hereunder.

                  (iv) Employee's abandonment of her duties hereunder for a period of more than thirty (30) days. Abandonment by the Employee of duties hereunder shall be deemed to have occurred if: the Employee ceases to function and perform duties hereunder, leaves the geographic area in which the Employer engages in its business, or conducts herself with intentional disregard of the Employer's interests and its business.

           d.     After the first anniversary date, Employee may, upon thirty
(30) days written notice, terminate this Employment Agreement.
Notwithstanding such termination, the provisions of paragraph 13 shall remain in effect for the additional three (3) years beyond the date of resignation.

           e. In the event of such early termination, Employee shall, in addition to resigning from the Board in accordance with Section 12, she shall also forfeit any rights she may have under paragraph 2 of this Agreement For Sale.

      12.  RESIGNATION AS OFFICER AND DIRECTOR.  In the event that the
           -----------------------------------
Employee's employment with the Employer is terminated for any reason whatsoever, the Employee agrees to immediately resign as an Officer and Director of the Employer.


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                                           EMPLOYMENT AND NON-COMPETE AGREEMENT
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      13.  NON-COMPETITION. The Employee acknowledges that she has gained, and
           ---------------
will gain, extensive and valuable experience and knowledge in the business conducted by Employer and has had, and will have, extensive contacts with customers of Employer. Accordingly, the Employee covenants and agrees with Employer that she shall not compete directly or indirectly with Employer, either during the term of her employment or during the three (3) year period immediately thereafter and shall not, during such period, make public statements in derogation of Employer. For the purposes of this
Section 13, the term "Employer" shall be deemed to include subsidiaries, parents and affiliates of Employer. Competing directly or indirectly with Employer shall mean engaging or having a material interest, directly or indirectly, as owner, employee, officer, director, partner, venturer, stockholder, capital investor, consultant, agent, principal, advisor or otherwise, either alone or in association with others, in the operation of any entity engaged in the business of buying and selling used IBM mainframe disk and tape subsystems, IBM mid-range disk systems and HDS and Amdahl mainframe disk systems to wholesale and retail markets. Competing directly or indirectly with Employer, as used in this Agreement, shall be deemed not to include an ownership interest as an inactive inventor, which, for purposes of this Agreement, shall mean the beneficial ownership of less than one percent (1%) of the outstanding shares of any series or class of securities of any competitor of Employer, which shares are publicly traded in the securities markets.

           In the event that one or more of the provisions contained herein shall, for any reason, be held too excessively broad as to duration, geographical scope activity or such provision shall be construed as limiting and reducing its as determined by a court of competent jurisdiction and shall be enforceable to the extent compatible with applicable law.

      14.  RESTRICTION ON AUTHORITY OF EMPLOYEE.  Notwithstanding
           ------------------------------------
anything set forth in this Agreement to the contrary, the Employee, in the performance of her duties hereunder, shall not take any of the following actions without the written consent of the Board of Directors:

           a. Enter into negotiations or execute documents which would effect the existing debt and/or structure of alter, modify or change any banking relations after such Closing Date.

      15.  REPRESENTATIONS AND WARRANTIES.  The Employee hereby
           ------------------------------
represents and warrants that she is free to enter this Agreement and to render her services pursuant hereto and that neither the execution and delivery of this Agreement, nor the performance of her duties hereunder, violates the provisions of any other agreement to which she is a party or by which she is bound.

      16.  DATE OF COMMENCEMENT.  This Employment Agreement is effective
           --------------------
as of the 25th day of March, 1997.

      17.  NOTICES.  All notices required or permitted under this Agreement
           -------
shall be in writing and shall be deemed delivered when delivered in person or deposited in the United States mail, postage paid, addressed as follows:

           Employer:    Pizarro Re-Marketing, Inc.
                        17806 Davenport Road, Suite 106
                        Dallas, TX 75252
                        Attn: Garrett A. Sullivan
                              Chairman of the Board

           Employee:    Donna W. Pizarro
                        2009 West Point Lane
                        Plano, TX 75093


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                                           EMPLOYMENT AND NON-COMPETE AGREEMENT
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Such addresses may be changed from time to time by either party by providing written notice in the manner set forth above.

      18.  ENTIRE AGREEMENT.  This Agreement contains the entire
           ----------------
agreement of the parties and there are no other promises or conditions in any other agreement, whether oral or written. This Agreement supersedes any prior written or oral agreements between the parties.

      19.  AMENDMENT.  This Agreement may be modified or amended, if the
           ---------
amendment is made in writing and is signed by both parties.

      20.  ASSIGNMENT ENFORCEABILITY.  If any portion or provisions of
           -------------------------
this Agreement shall, to any extent, be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

      21.  SEVERABILITY.  If any provision of the Agreement shall be held
           ------------
to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of the Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed and enforced as so limited.

      22.  WAIVER OF CONTRACTUAL RIGHT.  This failure of either party
           ---------------------------
to enforce any provision of this Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.

      23.  APPLICABLE LAW.  This Agreement shall be governed by the laws
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of the State of Texas.

      24.  Agreed to this 24th day of March, 1997.



                                          EMPLOYER

                                          Pizarro Re-Marketing, Inc.



                                          By:  /s/ Garrett A. Sullivan
                                             ----------------------------
                                             Garrett A. Sullivan
                                             Chairman of the Board



                                          EMPLOYEE



                                          By:      /s/ Donna W. Pizarro
                                             ----------------------------
                                             Donna W. Pizarro